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                                                                    EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 12th day of May, 2000 by and between HIGH SPEED ACCESS CORP., a Delaware corporation (the "Company"), CHARTER COMMUNICATIONS, INC., a Delaware corporation ("Charter"), and CHARTER COMMUNICATIONS HOLDING COMPANY, LLC, a Delaware limited liability company ("Charter HoldCo").

                                    RECITALS

         WHEREAS, the Company has agreed to grant to Charter and Charter HoldCo certain registration rights with respect to the capital stock of the Company owned by Charter and Charter HoldCo, upon the terms and subject to the conditions set out in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending legally to be bound, agree as follows:

      1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below.

         1.1 "Charter" has the meaning set forth in the first paragraph hereof, and includes any successor company as may result from any merger or other business combination or reorganization.

         1.2 "Charter HoldCo" has the meaning set forth in the first paragraph hereof, and includes any successor company as may result from any merger or other business combination or reorganization.

         1.3 "Warrant" shall mean the Amended and Restated Securities Purchase Warrant, dated May 12, 2000, by and between the Company, Charter and Charter HoldCo.

         1.4 "Common Stock" shall mean the Company's common stock, $0.01 par value per share, or any capital stock exchanged therefor.

         1.5 "Commission" shall mean the federal Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         1.6 "Company" has the meaning set forth in the first paragraph hereof, and includes any successor company as may result from any merger or other business combination or reorganization.

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         1.7 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

         1.8 "First Network Services Agreement" shall mean the Network Services Agreement, dated November 25, 1998, by and between the Company and Charter.

         1.9 "Holder" shall mean Charter, Charter HoldCo and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 8 hereof.

         1.10 "Registrable Securities" shall mean (i) any shares of Common Stock issued to the Holder by the Company, (ii) any shares of Common Stock issuable upon exercise of warrants held by the Holder, (iii) any shares of Common Stock or any other capital stock exchanged for Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) or (ii) above, and (iv) all other Common Stock which the Holder shall have acquired at any time; provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public or which have been sold in a private transaction in which the transferor's rights under this Agreement are not transferred in accordance with Section 8 hereof.

         1.11 The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         1.12 "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses.

         1.13 "Renewal Warrant" shall mean any warrant issued to the Holder after the date hereof pursuant to the terms of the Systems Access Agreement and the First Network Services Agreement or pursuant to the terms of the Second Network Services Agreement.

         1.14 "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         1.15 "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         1.16 "Second Network Services Agreement" shall mean the Network Services Agreement, dated May 12, 2000, by and between the Company and Charter.


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         1.17 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

         1.18 "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities by, and fees and disbursements of counsel for, any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

         1.19 "Systems Access Agreement" shall mean the Systems Access and Investment Agreement, dated November 25, 1998, by and among the Company, Vulcan Ventures, Incorporated and Charter.

      2. COMPANY REGISTRATION.

         2.1 Generally. If the Company shall determine to register any of its Common Stock for its own account or for the account of any other party, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any form of registration statement that does not permit secondary sales, the Company will:

             [a] promptly give to the Holder written notice thereof and of the anticipated effective date of such registration; and

             [b] use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) hereof, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by the Holder and received by the Company within thirty (30) days after the written notice from the Company described in clause [a] above is mailed or otherwise delivered by the Company to the Holder in accordance with this Agreement. Such written request may specify any or part of a Holder's Registrable Securities.

         2.2 Underwriting.

             [a] If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to
      Section 2.1(a) hereof. In such event, the right of the Holder to registration pursuant to this Section 2 shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder proposing to distribute its securities through such underwriting shall (together with the Company and other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representatives of the underwriter or underwriters selected by the Company, including customary indemnification and contribution agreements.


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             [b] Notwithstanding any other provision of this Section 2, if the lead representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the lead representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise the Holder, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 10 hereof.

             [c] If the Holder or any other person requesting inclusion of their securities in a registration statement does not agree to the terms of any such underwriting, the Holder or such person shall be excluded therefrom by written notice from the Company or the lead representative of the underwriters. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares of such other person are so excluded from the registration, and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors pursuant to Section 2.2(b) hereof, then the Company shall offer to the Holder and to other persons who have retained rights to include Registrable Securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of shares of Registrable Securities so excluded, with such shares of Registrable Securities to be allocated in accordance with Section 10 hereof.

      3. DEMAND REGISTRATION.

         3.1 Demand for Registration.

             [a] If the Company shall receive from the Holder at any time, or from time to time, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will, as soon as practicable, and, in any event, within ninety
      (90) days after the Company's receipt of a written request pursuant to this Section 3.1, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act and any other governmental requirements or regulations) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request. The Holder agrees that it will not request registration of less than 250,000 shares of Registrable Securities.

             [b] The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 3.1:

                 [i] in any particular jurisdiction in which the Company would be required to qualify to do business or execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the


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          Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                 [ii] after the Company has initiated two such registrations pursuant to this Section 3.1 (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which Registrable Securities requested by Holders to be included herein have been sold); and

                 [iii] during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of a registration statement for the account of the Company and ending on a date ninety (90) days after the effective date thereof.

             [c] The registration statement filed pursuant to the request of the Holder pursuant to this Section 3 may, subject to the provisions of
      Section 3.2 and Section 10 hereof, include other securities of the Company with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company. If the Company shall request inclusion in any registration pursuant to this Section 3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to this Section 3, the Holder shall offer to include such securities in the underwritten offering and may condition such offer on their acceptance of the further applicable provisions of this Agreement.

         3.2 Postponed Registration. Subject to clauses [i] through [iii] of
Section 3.1(b) hereof, the Company shall file a registration statement to register the Registrable Securities requested pursuant to this Section 3 as soon as practicable, but in any event within ninety (90) days after receipt of the request of the Holder; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company, and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by an executive officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holder; provided further, that the Company shall not defer its obligation in this matter more than once in any 18-month period.

         3.3 Underwriting.

             [a] In connection with any underwriting effected hereunder, the Company shall enter into such reasonable agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities pursuant to any applicable registration statement contemplated herein as may


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      be reasonably requested by the Holder in connection with any sale or resale pursuant to any applicable registration statement.

             [b] If the Holder shall request that the registration be in the form of a firm commitment underwritten offering, the right of any such Holder to registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. In connection with a firm commitment underwritten offering demanded by the Holder, the Company shall, upon request of the Holder, furnish to the Holder and each underwriter, upon the effectiveness of the registration statement:

                 [i] a certificate, dated such date, signed on behalf of the Company by the principal executive officer of the Company, confirming, as of the date thereof, that any preliminary prospectus or prospectus that is a part of the registration statement as of their respective dates do not and will not at any time contain an untrue statement of a material fact or omit to state a material fact necessary, in light of the circumstances under which they were made, not misleading;

                 [ii] an opinion of counsel for the Company covering matters customarily set forth in an underwriting agreement for firm commitment underwritten offerings;

                 [iii] a comfort letter from the Company's independent accountants, in the customary form and covering matters of the type customarily covered by comfort letters to underwriters in connection with firm commitment underwritten offerings; and

                 [iv] such other documents and certificates as may be reasonably requested by the Holder or the lead representative of the underwriters in connection with such firm commitment underwritten offering.

             [c] The Holder may elect to include in such underwritten offering all or a part of the Registrable Securities the Holder holds.

             [d] In connection with an underwritten offering hereunder, the Company shall (together with the Holder and all other persons proposing to distribute their securities through such underwritten offering) enter into an underwriting agreement in customary form (including customary indemnification and contribution provisions) with the lead representative of the underwriter or underwriters selected for such underwriting by the Company, which underwriters are reasonably acceptable to the Holder.

             [e] Notwithstanding any other provision of this Section 3, if the lead representative of the underwriters advises the Holder in writing that marketing factors require a limitation on the number of shares to be included in such underwritten offering, the number of shares to be included in the underwritten offering shall be allocated first to


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      the Holder, then to the Company for securities being sold for its own account, and thereafter as set forth in Section 10 hereof.

             [f] If other persons who have requested inclusion in such registration as provided above do not agree to the terms of any such underwritten offering, such person shall be excluded therefrom by written notice from the Company, the lead representative of the underwriters or the Holder. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares of such other person are so excluded from the registration, and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors pursuant to Section 3.3(e) hereof, then the Holder shall offer to the Company and to other persons who have retained rights to include Registrable Securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of shares of Registrable Securities so excluded, with such shares of Registrable Securities to be allocated in accordance with Section 10 hereof.

      4. REGISTRATION EXPENSES. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2 and 3 hereof shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the Company, except that in no event shall the Company be responsible for payment of the underwriters' discount and/or selling commissions in connection with the registration of the Registrable Securities of the Holder.

      5. REGISTRATION PROCEDURES.

         5.1 In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep the Holder advised in writing as to the initiation of each registration and as to the material progress and completion thereof.

         5.2 At its expense, the Company will use its best efforts to:

             [a] keep such registration effective for a period of one hundred eighty (180) days or until the Holder has completed the distribution described in the registration statement relating thereto; provided, however, that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities of the Company);

             [b] prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus made a part of such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

             [c] furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request;


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             [d] cause all such Registrable Securities registered pursuant hereunto to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed and comply with all applicable blue sky laws to enable the Registrable Securities to be publicly offered and sold in the states in which such Registrable Securities will be offered;

             [e] provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

             [f] advise the Holder promptly and, if requested by the Holder, confirm such advice in writing:

                 [i] when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to any applicable registration statement or any post-effective amendment thereto, when the same has become effective;

                 [ii] of any request by the Commission for amendments to the registration statement or amendments or supplements to the prospectus or for additional information relating thereto

                 [iii] of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation of any proceeding for any of the preceding purposes; or

                 [iv] of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement, the prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the registration statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          If at any time the Commission shall issue any stop order suspending the effectiveness of the registration statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

             [g] furnish to the Holder, before filing with the Commission, copies of any registration statement or any prospectus included therein or any amendments or supplements to any such registration statement or prospectus (including all documents incorporated by reference after the initial filing of such registration statement), which


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      documents will be subject to the review and comment of the Holder for a period of at least three (3) business days, and the Company will not file any such registration statement or prospectus or any amendment or supplement to any such registration statement or prospectus (including all such documents incorporated by reference) to which the Holder shall reasonably object within three (3) business days after the receipt thereof. The Holder shall be deemed to have reasonably objected to such filing if such registration statement, amendment, prospectus or supplement as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Securities Act;

             [h] promptly prior to the filing of any document that is to be incorporated by reference into a registration statement or prospectus, provide copies of such document to the Holder, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as the Holder may reasonable request;

             [i] make available at reasonable times for inspection by the Holder and any attorney or accountant retained by the Holder, all financial and other records, pertinent corporate documents of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder, attorney or accountant in connection with such registration statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

             [j] if requested by the Holder, promptly include in any registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Holder may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution," and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such prospectus supplement or post-effective amendment;

             [k] furnish to the Holder upon its reasonable request, without charge, at least one copy of the registration statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

             [l] prior to any public offering of Registrable Securities, cooperate with the Holder and its counsel in connection with the registration and qualification of the Registrable Securities under the securities or blue sky laws of such jurisdictions as the Holder may request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the registration statement, in any jurisdiction where it is not now so subject;


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             [m] use its reasonable best efforts to cause the disposition of the
      Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

             [n] comply with all applicable rules and regulations of the Commission, and make generally available to the Holder with regard to any applicable registration statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) covering a 12-month period beginning after the effective date of the registration statement (as such term is defined in paragraph (c) of Rule 158 under the Securities Act); and

             [o] make appropriate officers of the Company available to the Holder for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the Registrable Securities.

      6. INDEMNIFICATION.

         6.1 The Company will indemnify the Holder, its officers, directors, employees, agents and representatives, and each underwriter, if any, and each person who controls (within the meaning of Section 15 of the Securities Act) the Holder or any such underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any applicable state securities laws, or any rules or regulations thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse the Holder, its officers, directors, employees, agents and representatives, and each such underwriter, and each such person who controls the Holder and any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, as such expenses are incurred; provided, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company (which consent shall not be unreasonably withheld). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Holder or to any such officer, director, employee, agent, representative, underwriter or control person.


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         6.2 The Holder will, if Registrable Securities held by the Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, its officers, directors, employees, agents and representatives, and each underwriter, if any, of the Company's securities covered by such a registration statement, and each person who controls (within the meaning of Section 15 of the Securities Act) the Company or any such underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company, its officers, directors, employees, agents and representatives, and each such underwriter, and each such person who controls the Company and any such underwriter, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use therein; provided, however, that the obligations of the Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the written consent of the Holder (which consent shall not be unreasonably withheld); provided further, that in no event shall any indemnity obligation under this Section 6.2 exceed the gross proceeds from the offering received by the Holder with respect to its sale of Registrable Securities pursuant to the prospectus, less the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. The foregoing indemnity agreement is in addition to any liability which the Holder may otherwise have to the Company or any such officer, director, employee, agent, representative, underwriter or control person.

         6.3 Promptly after receipt by an indemnified party under Section 6.1 or
6.2 hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to so notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 6). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available


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to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this Section
6.3 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent shall not be unreasonably withheld.

         6.4 If the indemnification provided for in this Section 6 is for any reason unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party, as a result of such loss, liability, claim, damage or expense, in such proportion as IS appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions of the indemnifying party and of the indemnified party. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, that in no event shall contribution by the Holder under this Section 6.4 exceed the gross proceeds from the offering received by the Holder.

         6.5 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

      7. INFORMATION BY HOLDER. The Holder shall furnish to the Company such information regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

      8. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted to the Holder by the Company under
Section 2 hereof, or the right to demand that the Company register securities granted under Section 3 hereof, may be transferred or assigned by the Holder only to a transferee or assignee of not less than 10,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like); provided, however, that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; provided further, that the transferee or assignee of such rights assumes in writing the obligations of the Holder under this Agreement.

      9.  "MARKET STAND-OFF" AGREEMENT.

          9.1 If requested by the Company and the lead representative of the underwriters of Common Stock (or other securities of the Company), neither the Holder, nor any officer or director of the Company or holder of more than five percent (5%) of the outstanding capital stock of the Company, shall sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such person (other than those included in the registration) during a period of up to ninety (90) days following the effective date of a registration statement of the Company filed under the Securities Act; provided, that such agreement shall only apply to the first such registration statement of the Company that includes securities to be sold on its behalf to the public in an underwritten offering.

          9.2 The obligations described in this Section 9 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 180-day period.

      10. ALLOCATION OF REGISTRATION OPPORTUNITIES. In any circumstance in which all of the Registrable Securities and/or other shares of Common Stock with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holder and/or other persons cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and/or Other Shares that may be so included, the number of shares of Registrable Securities and/or Other Shares that may be so included shall be allocated among the Holder and/or the other persons requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and/or Other Shares that would be held by the Holder and/or the other persons. If the Holder and/or the other persons do not request inclusion of the maximum number of shares of Registrable Securities and/or Other Shares allocated to them pursuant to the above-described procedure, the remaining portion of this allocation shall be reallocated among the Holder and/or the other persons whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and/or Other Shares that would be held by the Holder and/or the other persons and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holder and/or the other persons have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by persons with no registration rights.

      11. LIMITATIONS ON REGISTRATION OF OTHER SECURITIES. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holder, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are as or more favorable than registration rights granted to the Holder hereunder unless the Company shall also give such favorable rights to the Holder hereunder.

      12. REPORTING.

          12.1 The Company agrees, when required by law, to make and keep public information available, as those terms are understood and defined in Rule 144, at all times.

          12.2 The Company hereby represents and warrants that all reports and other documents required to be filed by the Company with the Commission under the Securities Act and the Exchange Act, as of the date hereof, have been filed. The Company will use its best efforts to file with the Commission, in a timely manner, all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act after the date hereof.

          12.3 The Company will provide written evidence of compliance with
Section 12.1 hereof and the filing of all reports contemplated by Section 12.2 hereof to the Holder promptly upon receipt of a written request for such evidence from the Holder.

      13. TERMINATION OF REGISTRATION RIGHTS. The right of the Holder to request registration or inclusion in any registration pursuant to Section 2 hereof shall terminate on the closing of the first Company initiated registered public offering of Common Stock if all shares of Registrable Securities held or entitled to be held upon conversion or exercise by the Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Company initiated registered public offering of Common Stock if all shares of Registrable Securities held or entitled to be held upon conversion or exercise by the Holder may immediately be sold under Rule 144 during any 90-day period; provided, however, that the provisions of this Section 13 shall not apply to the Holder if and when it owns more than five percent (5%) of the Company's outstanding stock until such time as the Holder owns less than five percent (5%) of the outstanding stock of the Company.

      14. TERMINATION OF PRIOR REGISTRATION RIGHTS. Any registration rights granted to the Holder prior to the date hereof concerning any Registrable Securities held by the Holder, whether by written agreement or otherwise, are hereby terminated and superseded by this Agreement. This Agreement shall be deemed to amend and restate any such prior agreements granting such registration rights, but only to the extent of Registrable Securities held by the Holder.

      15. MISCELLANEOUS.

          15.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

          15.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          15.3 Entire Agreement; Amendment; Waiver. This Agreement, together with the Warrant and any Renewal Warrants provided for in connection with the Systems Access Agreement, the First Network Services Agreement and the Second Network Services Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the registration rights of the Holder. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except with the consent of the parties.

          15.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be mailed by first class, registered, or certified mail, postage prepaid, or sent via overnight reputable courier service, or delivered personally or via facsimile with copy sent by mail as provided above:


          If to Charter or
           Charter Holdco:        Charter Communications, Inc.
                                  12444 Powerscourt Drive
                                  St. Louis, Missouri 63131
                                  Facsimile: (314) 965-8793
                                  Attention: Curtis S. Shaw, Esq.

          If to the Company:      High Speed Access Corp.
                                  1000 West 10th Street, Suite 210
                                  Louisville, Kentucky 40210
                                  Facsimile: (502) 515-3101
                                  Attention: John G. Hundley, Esq.

or to such other address of which the addressee shall have notified the sender in writing. Notices mailed in accordance with this Section 15.4 shall be deemed given (i) if by mail, three (3) days after being mailed, (ii) if by overnight courier service, one (1) day after being placed in the hands of a representative of such service and (iii) if by facsimile, on the date of transmission, subject to sender's receipt of a confirmation copy.

         15.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Holder of any breach or default under this Agreement or any waiver on the part of the Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

         15.6 Rights; Separability. Unless otherwise expressly provided herein, the Holder's rights hereunder are several rights, not rights jointly held with any other person who holds securities with registration rights. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         15.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

         15.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         15.9 Prevailing Party. In the event any legal action or other proceeding is brought by a party hereto to enforce the terms of this Agreement, the substantially prevailing party in such action or proceeding will be entitled to reasonable attorneys', paralegals' and accountants' fees and costs incurred before and at trial and at all appellate levels, in addition to all awards, judgements and recoveries of damages obtained.



                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREOF. the parties hereto have executed this Agreement effective as of the day and year first written above.



                                          HIGH SPEED ACCESS CORP.



                                          By: /s/ High Speed Access Corp.
                                             -----------------------------------
                                              Name:
                                              Title:




                                          CHARTER COMMUNICATIONS, INC.



                                          By: /s/ Charter Communications, Inc.
                                             -----------------------------------
                                              Name:
                                              Title:



                                          CHARTER COMMUNICATIONS
                                            HOLDING COMPANY, LLC


                                          By: CHARTER COMMUNICATIONS, INC.,
                                                its, Manager


                                          By: /s/ Charter Communications, Inc.
                                             -----------------------------------
                                              Name:
                                              Title: